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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 2009


                             DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

              Utah                       0-12697                87-0398434
              ----                       -------                ----------
        (State or other                (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)        Identification Number)

                7030 Park Centre Dr., Salt Lake City, Utah 84121
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02     Results of Operations and Financial Condition.

On May 14, 2009, Dynatronics Corporation issued a press release announcing its financial results for the fiscal third quarter ended March 31, 2009. The release also announced that executives of the company would discuss these results with investors on a conference call by telephone and provided access information, date and time for the conference call. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.dynatronics.com.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits.


           (d)  Exhibits

Exhibit 99 Press release issued by Dynatronics Corporation dated May 14, 2009 (furnished herewith).






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    DYNATRONICS CORPORATION

                                    By:  /s/ Kelvyn H. Cullimore, Jr.
                                         ----------------------------
                                    Kelvyn H. Cullimore, Jr.
                                    Chairman and President




Date:  May 14, 2009








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